Property, Plant and Equipment	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
11.	PROPERTY, PLANT AND EQUIPMENT

	Properties	Leasehold improvement	Computer equipment	Right-of-use assets	Total
	US$’000	US$’000	US$’000	US$’000	US$’000
COST OR REVALUED AMOUNT
As of January 1, 2023	173,126	—	—	219	173,345
Additions	15,391	—	57	—	15,448
Acquisition of subsidiaries (note 36)	—	—	80	253	333
Eliminated on revaluation	(2,688)	—	—	—	(2,688)
Surplus on revaluation	9,041	—	—	—	9,041
Exchange realignment	(235)	—	1	—	(234)
As of December 31, 2023	194,635	—	138	472	195,245
Disposal of subsidiaries	—	—	—	(212)	(212)
Additions	372,061	—	8	544	372,613
Eliminated on revaluation	(11,174)	—	—	—	(11,174)
Surplus on revaluation	20,629	—	—	—	20,629
Exchange realignment	(2,052)	—	(6)	(41)	(2,099)
As of December 31, 2024	574,099	—	140	763	575,002
Additions	—	1,749	—	—	1,749
Eliminated on revaluation	(14,909)	—	—	—	(14,909)
Surplus on revaluation	14,909	—	—	—	14,909
Exchange realignment	20,239	(78)	9	22	20,192
As of December 31, 2025	594,338	1,671	149	785	596,943

ACCUMULATED DEPRECIATION
As of January 1, 2023	—	—	—	—	—
Charge for the year	2,688	—	16	120	2,824
Eliminated on revaluation	(2,688)	—	—	—	(2,688)
As of December 31, 2023	—	—	16	120	136
Charge for the year	11,408	—	31	273	11,712
Disposal of subsidiaries	—	—	—	(145)	(145)
Eliminated on revaluation	(11,174)	—	—	—	(11,174)
Exchange realignment	(234)	—	2	12	(220)
As of December 31, 2024	—	—	49	260	309
Charge for the year	14,909	253	29	264	15,455
Eliminated on revaluation	(14,909)	—	—	—	(14,909)
Exchange realignment	—	(30)	(18)	(1)	(49)
As of December 31, 2025	—	223	60	523	806

NET BOOK VALUE
As of December 31, 2023	194,635	—	122	352	195,109
As of December 31, 2024	574,099	—	91	503	574,693
As of December 31, 2025	594,338	1,448	89	262	596,137

The above items of property, plant and equipment are depreciated on a straight-line basis at the following rates per annum:

Properties	Over the shorter of 50 years and the remaining lease terms
Leasehold improvement	5 years
Computer equipment	33.33%
Right-of-use assets	Over the lease term

As of December 31, 2023, 2024 and 2025, the Group’s properties are stated at revalued amounts of approximately US$194,635,000, US$574,099,000 and US$594,338,000, respectively. The fair value of the Group’s properties of US$179,221,000, US$574,099,000 and US$594,338,000, respectively, as of December 31, 2023, 2024 and 2025 is a Level 3 fair value measurement. During the year ended December 31, 2024, a property with fair value of US$15,414,000 as of December 31, 2023 transferred from Level 2 to Level 3 fair value measurement.

In determining the fair values of the properties, the Group engages an independent qualified professional valuer to perform the valuation with an effective date of December 31 for each respective year. The management works with the independent qualified professional valuer to establish the appropriate valuation techniques and inputs for Level 3 fair value measurement. Where there is a material change in the fair value of the properties, the causes of the fluctuations will be reported to the directors of the Company.

The independent qualified professional valuer adopted the following approaches in determination of the revalued amount:

●	Hotel properties: income approach by using discounted cash flow analysis to arrive at the valuation of the hotel properties. The discounted cash flow analysis for the properties is established based on analysis of assumptions about future market conditions affecting supply, demand, income, expenses and the potential of risk. These assumptions determine the earning capability of the properties upon which the pattern of income and expenditures are projected to establish a fair maintainable operating profit on a pre-tax yearly basis by a reasonably efficient operator over a 10-year investment horizon; and the anticipated net operating income stream receivable thereafter is capitalized at appropriate terminal capitalization rates and adjusted to present value by appropriate discount rate to reflect the capital values beyond the 10 years. As of December 31, 2023, 2024 and 2025, the revalued amount of hotel properties is US$179,221,000, US$526,099,000 and US$546,338,000, respectively.

●	Other properties: direct comparison approach by reference to market transactions of comparable properties. As of December 31, 2023, 2024 and 2025, the revalued amount of other properties is US$15,414,000, US$48,000,000 and US$48,000,000, respectively.

There has been no change to the valuation techniques during the year. In estimating the fair value of the properties, the highest and best use of the properties is their current use.

If the hotel properties had been carried under the cost model, their carrying amount would have been US$194,635,000, US$574,099,000 and US$574,671,000 as of December 31, 2023, 2024 and 2025, respectively.

The key inputs used in valuing the hotel property in Hong Kong by the independent qualified professional valuer under the aforesaid income approach were the discount rate used at 5.2%, 5.2% and 5.2% respectively as of December 31, 2023, 2024 and 2025 and average daily rates, which ranged from HK$1,070 to HK$1,921, HK$900 to HK$1,450 and HK$800 to HK$1,600, respectively, per room, with long-term occupancy rate of 95%, 95% and 95%, respectively. Any decrease in the discount rate used would result in an increase in fair value measurement of the property, and vice versa, holding all other variables constant. The sensitivity to a 50 basis points increase/decrease in discount rate holding all other variables constant, the revalued amount of property will decrease/increase by approximately US$25,706,000/US$38,560,000, for the years ended December 31, 2023, 2024 and 2025.

The key inputs used in valuing the hotel property in Singapore by the independent qualified professional valuer under the aforesaid income approach were the discount rate used at 5.7% and 5.4% as of December 31, 2024 and 2025, respectively and average daily rates, which ranged from Singapore Dollar (“SGD”) 300 to SGD410 and SGD300 to SGD450 per room, respectively, with long-term occupancy rate of 95% and 95%, respectively. Any decrease in the discount rate used would result in an increase in fair value measurement of the property, and vice versa, holding all other variables constant. The sensitivity to a 50 basis points increase/decrease in discount rate holding all other variables constant, the revalued amount of property will decrease/increase by approximately US$31,143,000/US$31,143,000, respectively, for the year ended December 31, 2024 and 2025.

	Year ended December 31,
	2023	2024	2025
	US$’000	US$’000	US$’000
Expense relating to short-term leases	216	243	310
Total cash outflow for leases	303	653	561

For the year, the Group leases offices for its operations. Lease contracts are entered into for fixed term of 3 to 6 years. Lease terms are negotiated on an individual basis and contain different terms and conditions. In determining the lease term and assessing the length of the non-cancellable period, the Group applies the definition of a contract and determines the period for which the contract is enforceable.

The Group regularly entered short-term leases for offices. As of December 31, 2023, 2024 and 2025, the portfolio of short-term leases is similar to the portfolio of short-term leases to which the short-term lease expense disclosed above.